UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22609

Oppenheimer Global High Yield Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: May 31

Date of reporting period: 5/30/2014

Item 1. Reports to Stockholders.

OppenheimerFunds
THE RIGHT WAY TO INVEST

OPPENHEIMER

GLOBAL HIGH YIELD FUND

ANNUAL REPORT 5.31.2014

Class A Shares

CUMULATIVE TOTAL RETURNS AT 5/30/14*

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	JPMorgan Global High Yield Index
Since Inception (11/8/13)	5.17%	0.17%	6.29%

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

*May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through May 31, 2014.

2      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Performance Discussion

Since the Fund’s inception on November 8, 2013, through May 30, 2014, its Class A shares (without sales charge) produced a cumulative total return of 5.17%. In comparison, the JPMorgan Global High Yield Index (the “Index”) returned 6.29% during the same period. At period end, the Fund had its largest allocation to U.S. high yield bonds, followed by emerging market high yield corporate bonds and international developed market high yield corporate bonds. While each of these areas produced positive absolute results, the Fund underperformed the Index primarily due to credit selection in the retail, consumer products and food sectors and our focus on lower-rated bonds within the U.S. high yield sleeve.

MARKET OVERVIEW

Shortly after the Fund’s inception, the Federal Reserve (the “Fed”) announced its decision to begin tapering the size of its bond-buying program in December, affirming its commitment to wean the U.S. economy off easy money. This decision to “taper” was met with relative calm in financial markets. U.S. interest rates generally rose and by the end of 2013 the interest rate on 10-year Treasury bonds was roughly 3.0%. That capped a weak year for both Treasuries and investment-grade fixed income. The U.S. dollar strengthened against almost every major currency and developed market equities finished 2013 with double digit gains for the year. Emerging markets were the relative laggards in the global economy during 2013. Growth remained slow throughout the world’s emerging economies as inflation and persistent current account deficits restrained activity in countries such as India, Indonesia and Brazil. China’s economy grew, albeit at a much slower pace than prior years, as its leaders instituted several measures in an attempt to reorient the nation’s economy from an export-led model to a consumption-led one.

2014 began with heightened volatility across multiple asset classes. The declines were largely the result of broader risk aversion trades potentially spurred by disappointing U.S. economic data, as evidenced by the fact that U.S. high grade bonds and U.S. Treasuries delivered the strongest returns in January. However, as the craze surrounding Fed speculation died down, both developed market and emerging market bonds largely delivered positive performance through the end of the reporting period. The global economy in general started 2014 with continued slow and steady growth throughout the developed world. U.S. growth remained reasonably strong, though data softened for the first quarter, partially attributed to cold weather effects across much of the country. The Eurozone also grew at a slightly faster pace than 2013, but has continued to struggle with very low inflation and weak bank lending. The U.S. dollar has

3      OPPENHEIMER GLOBAL HIGH YIELD FUND

remained relatively stable throughout the period. In emerging markets, countries such as India, Turkey, South Africa and Brazil appeared to take some of the necessary steps to deal with higher inflation by raising benchmark interest rates, while currency depreciation helped restore competitiveness. Export growth has also remained slow to the U.S. and European Union, restraining growth. China has continued its transition from an investment-led growth model to a consumption-led one, which has caused it to see several months of slower growth as well. We also began to see growing geopolitical tension (Russia and Ukraine) and political noise (Thailand, Turkey, Venezuela).

FUND REVIEW

During the reporting period, the Fund’s largest allocation was to U.S. high yield bonds. This area produced positive absolute results, with contributions coming from bonds in the transportation, technology and health care sectors. The Fund’s performance lagged primarily in the retail, consumer products and food sectors, where weak consumer spending hampered results. Our relative underweight to the energy sector also detracted from performance, as it performed well for the broader Index. Overall, the Fund has maintained a focus on lower-rated bonds at period end, favoring B-rated bonds over BB-rated bonds, and also maintaining an allocation to CCC-rated bonds. This positioning detracted from overall performance for the period as lower-quality generally underperformed.

Emerging market high yield corporate bonds also produced positive returns this reporting period, but results were lower relative to U.S. and international developed market high yield corporate bonds in a volatile period for emerging markets. During the period, we decreased our allocation to emerging market corporate bonds as we monitored the turmoil in Russia and Ukraine. The strongest performing holdings on an absolute basis in this area stemmed from corporate bonds in Colombia, Mexico, Chile and Brazil. Detracting from performance during the reporting period were those within Russia and China. Our decreased allocation also detracted when emerging markets started to rebound in the latter part of the period. We continue to monitor the macroeconomic events impacting the region that we feel are impacting emerging market corporate bonds despite the fact that many remain solid fundamentally.

Our investments in international developed market high yield corporate bonds also benefited the Fund’s absolute performance. Credit selection was beneficial in this area including a European cable and telecommunications company that produced positive results for the Fund. Our credit selection among European packaging and global shipping companies also contributed positively to performance.

STRATEGY & OUTLOOK

The Fund seeks total return by providing investors with high income potential by primarily investing in high yield bonds (also

4      OPPENHEIMER GLOBAL HIGH YIELD FUND

referred to as “junk” bonds). In expanding the traditional U.S. high yield opportunity set to also include lower-rated international developed and emerging market bonds, the Fund seeks to identify the most attractive high yield bonds globally.

At period end, the Fund continues to have its largest allocation to U.S. high yield, and maintains a pro-credit posture, with its

Krishna Memani Portfolio Manager

Jack Brown, CFA Portfolio Manager

largest exposure to B-rated bonds. We believe that weak U.S. economic data from the first quarter was primarily linked to the cold winter hampering business activity and consumer spending, and that conditions have the potential to improve going forward. We also believe the recovery in Europe should support further spread tightening in that region.

Sara J. Zervos, Ph.D. Portfolio Manager

Young-Sup Lee Portfolio Manager

5      OPPENHEIMER GLOBAL HIGH YIELD FUND

Top Holdings and Allocations*

PORTFOLIO ALLOCATION

Corporate Bonds and Notes	90.0%
Corporate Loans	9.6
Preferred Stocks	0.4

Portfolio holdings and allocations are subject to change. Percentages are as of May 30, 2014, and are based on the total market value of investments.

*May 30, 2014, was the last business day of the Fund’s fiscal year end. See Note 1 of the accompanying Notes to Financial Statements.

CREDIT RATING BREAKDOWN	NRSRO ONLY TOTAL
BBB	2.5%
BB	33.8
B	44.2
CCC	18.6
Unrated	0.9
Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of May 30, 2014, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a foreign sovereign, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Sub-Adviser”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. For securities not rated by an NRSRO, the Sub-Adviser uses its own credit analysis to assign ratings in categories similar to those of S&P. The use of similar categories is not an indication that the sub-adviser’s credit analysis process is consistent or comparable with any NRSRO’s process were that NRSRO to rate the same security. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories (AAA, AA, A and BBB). Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

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Share Class Performance

CUMULATIVE TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/30/14

	Inception Date	Since Inception
Class A (OGYAX)	11/8/13	5.17%
Class C (OGYCX)	11/8/13	4.84%
Class I (OGYIX)	11/8/13	5.36%
Class N (OGYNX)	11/8/13	5.04%
Class Y (OGYYX)	11/8/13	5.35%

CUMULATIVE TOTAL RETURNS WITH SALES CHARGE AS OF 5/30/14

	Inception Date	Since Inception
Class A (OGYAX)	11/8/13	0.17%
Class C (OGYCX)	11/8/13	3.84%
Class I (OGYIX)	11/8/13	5.36%
Class N (OGYNX)	11/8/13	4.04%
Class Y (OGYYX)	11/8/13	5.35%

STANDARDIZED YIELDS

For the 30 Days Ended 5/31/14

Class A	4.19%
Class C	3.72
Class I	4.75
Class N	4.18
Class Y	4.70

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75% and for Class C and N shares, the 1% contingent deferred sales charge (“CDSC”) for the 1-year period. As of July 1, 2014, Class N shares will be renamed Class R shares. Beginning July 1, 2014, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to July 1, 2014). There is no sales charge for Class I and Class Y shares. Returns for periods of less than one year are cumulative and not annualized.

7      OPPENHEIMER GLOBAL HIGH YIELD FUND

Standardized yield is based on net investment income for the 30-day period ended 5/31/14 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class C, Class N, Class I and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the JPMorgan Global High Yield Index. The JPMorgan Global High Yield Index is designed to mirror the investable universe of the U.S. dollar global high yield corporate debt market, including domestic and international issues. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8      OPPENHEIMER GLOBAL HIGH YIELD FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 30, 2014.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9      OPPENHEIMER GLOBAL HIGH YIELD FUND

Actual	Beginning Account Value December 1, 2013	Ending Account Value May 30, 2014	Expenses Paid During 6 Months Ended May 30, 2014
Class A	$1,000.00	$1,045.20	$5.85
Class C	1,000.00	1,041.90	9.36
Class I	1,000.00	1,047.00	4.07
Class N	1,000.00	1,043.90	7.12
Class Y	1,000.00	1,046.90	4.32

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.09	5.77
Class C	1,000.00	1,015.67	9.24
Class I	1,000.00	1,020.83	4.02
Class N	1,000.00	1,017.85	7.03
Class Y	1,000.00	1,020.58	4.27

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 30, 2014 are as follows:

Class	Expense Ratios
Class A	1.15%
Class C	1.84
Class I	0.80
Class N	1.40
Class Y	0.85

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     May 30, 2014*

	Principal Amount	Value
Corporate Loans—9.2%
Accellent, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.50%, 2/21/22[1]	$50,000	$49,687
Asurion LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 2/18/21[1]	50,000	51,375
BJ’s Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.50%, 3/26/20[1]	100,000	103,037
Caesars Entertainment Operating Co., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B6, 5.44%, 1/28/18[2]	70,000	65,439
Tranche B7, 9.75%, 3/1/17[2]	45,000	44,654
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[1]	214,463	214,362
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 4/9/21[1]	42,000	41,843
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 6.903%, 1/30/19[1]	205,000	203,133
Connolly Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 5/9/22[1,2]	80,000	81,200
CRC Health Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.00%, 9/28/21[1]	90,000	90,675
Del Monte Pacific Ltd., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 7/26/21[1]	110,000	109,037
Dialysis Newco, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 10/21/21[1]	110,000	110,275
Fairpoint Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 2/14/19[1]	194,020	200,690
Fieldwood Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.125%, 9/30/20[1]	173,262	179,019
Flint Group GmbH, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 5/2/22[1,2]	30,000	30,137
GYP Holdings III Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.75%, 3/27/22[1]	85,000	86,222
IPC Systems, Inc., Sr. Sec. Credit Facilities 1st Term Loan, 6.00%, 10/15/20[1]	60,000	59,850
IPC Systems, Inc., Sr. Sec. Credit Facilities 2nd Term Loan, 9.50%, 4/15/21[1]	35,000	34,825
Moxie Patriot LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.75%, 12/19/20[1]	45,000	46,209
NewPage Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.50%, 2/5/21[1]	145,000	145,242
NFR Energy LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.75%, 12/31/18[1],2	45,000	45,694
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.50%, 2/28/19[1]	155,000	156,841
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.00%, 6/9/18[1]	195,000	196,706
Radnet Management, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche B, 8.00%, 3/25/21[1]	60,000	60,450
Rexam plc, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%, 4/11/22[1]	70,000	70,219

11      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Corporate Loans (Continued)
Road Infrastructure Investment LLC, Sr. Sec. Credit Facilities 2nd Lien
Term Loan, 7.75%, 9/21/21[1]	$70,000	$69,825
RP Crown Parent LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan,
Tranche B, 6.00%, 12/21/18[1]	114,713	114,684
RP Crown Parent LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
11.25%, 12/21/19[1]	55,000	55,258
Sabine Oil & Gas LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan,
8.75%, 12/31/18[1]	100,000	101,542
Templar Energy, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.00%,
11/25/20[1]	220,000	218,625
TWCC Holding Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan,
7.00%, 6/26/20[1]	120,000	119,150
Total Corporate Loans (Cost $3,135,210)		3,155,905
Corporate Bonds and Notes—86.8%
Consumer Discretionary—16.2%
Auto Components—1.4%
Affinia Group, Inc., 7.75% Sr. Unsec. Nts., 5/1/21	100,000	107,250
Goodyear Tire & Rubber Co., 8.25% Sr. Unsec. Nts., 8/15/20	130,000	144,300
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr.
Unsec. Nts., 2/1/22[3]	130,000	135,525
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23	110,000	110,275
		497,350
Automobiles—0.5%
Ford Motor Co., 7.45% Sr. Unsec. Nts., 7/16/31	70,000	93,462
Jaguar Land Rover Automotive plc, 5.625% Sr. Unsec. Nts., 2/1/23[3]	75,000	79,031
		172,493
Diversified Consumer Services—0.5%
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	145,000	155,150
Hotels, Restaurants & Leisure—3.5%
ARAMARK Corp., 5.75% Sr. Unsec. Nts., 3/15/20	140,000	149,625
Boyd Gaming Corp., 9.125% Sr. Unsec. Nts., 12/1/18	30,000	32,025
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21[3]	65,000	68,088
Caesars Growth Properties Holdings LLC/Caesars Growth Properties
Finance, Inc., 9.375% Sec. Nts., 5/1/22[3]	60,000	60,638
Carlson Wagonlit BV, 6.875% Sr. Sec. Nts., 6/15/19[3]	140,000	150,668
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21[3]	35,000	35,963
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr.
Sec. Nts., 3/15/19[3]	75,000	77,250
Isle of Capri Casinos, Inc., 7.75% Sr. Unsec. Nts., 3/15/19	55,000	58,850
Landry’s, Inc., 9.375% Sr. Nts., 5/1/20[3]	90,000	99,787
MGM Resorts International:
6.625% Sr. Unsec. Nts., 12/15/21	45,000	50,119
6.75% Sr. Unsec. Nts., 10/1/20	90,000	100,012
MTR Gaming Group, Inc., 11.50% Sec. Nts., 8/1/19	100,000	112,875
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[3]	55,000	56,787
PNK Finance Corp., 6.375% Sr. Unsec. Nts., 8/1/21[3]	95,000	100,462

12      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Viking Cruises Ltd., 8.50% Unsec. Nts., 10/15/22[3]	$40,000	$45,100
		1,198,249
Household Durables—1.5%
Beazer Homes USA, Inc., 9.125% Sr. Unsec. Nts., 5/15/19	135,000	145,462
K Hovnanian Enterprises, Inc.:
7.00% Sr. Unsec. Nts., 1/15/19[3]	40,000	40,825
9.125% Sec. Nts., 11/15/20[3]	135,000	151,200
KB Home, 7% Sr. Unsec. Nts., 12/15/21	75,000	81,188
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	75,000	83,625
		502,300
Media—5.5%
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[3]	110,000	116,325
Altice Finco SA, 8.125% Sr. Sec. Nts., 1/15/24[3]	20,000	21,800
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., 5.25% Sr. Unsec. Nts., 2/15/22[3]	15,000	15,413
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 9/1/23	160,000	165,400
Cumulus Media Holdings, Inc., 7.75% Sr. Unsec. Nts., 5/1/19	140,000	148,400
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22	55,000	59,125
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	40,000	45,900
Gannett Co., Inc., 5.125% Sr. Unsec. Nts., 7/15/20[3]	60,000	62,400
Gray Television, Inc., 7.50% Sr. Unsec. Nts., 10/1/20	135,000	145,462
Nexstar Broadcasting, Inc., 6.875% Sr. Unsec. Nts., 11/15/20	140,000	150,150
Numericable Group SA, 6% Sr. Sec. Nts., 5/15/22[3]	140,000	145,425
Sinclair Television Group, Inc., 6.125% Sr. Unsec. Nts., 10/1/22	215,000	221,988
Univision Communications, Inc., 8.50% Sr. Unsec. Nts., 5/15/21[3]	135,000	148,837
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[3]	200,000	219,000
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[3]	190,000	201,685
		1,867,310
Multiline Retail—0.7%
Bon-Ton Department Stores, Inc. (The), 8% Sec. Nts., 6/15/21	60,000	57,600
Neiman Marcus Group Ltd., Inc., 8.75% Sr. Unsec. Nts., 10/15/21[3,4]	170,000	188,275
		245,875
Specialty Retail—1.9%
BC Mountain LLC/BC Mountain Finance, Inc., 7% Sr. Unsec. Nts., 2/1/21[3]	135,000	127,237
Claire’s Stores, Inc., 8.875% Sr. Unsec. Nts., 3/15/19	130,000	111,475
Hot Topic, Inc., 9.25% Sr. Sec. Nts., 6/15/21[3]	155,000	168,950
Michaels FinCo Holdings LLC/Michaels FinCo, Inc., 7.50% Sr. Unsec.
Nts., 8/1/18[3,4]	40,000	41,200
Party City Holdings, Inc., 8.875% Sr. Unsec. Nts., 8/1/20	90,000	100,350
Stackpole International Intermediate Co., 7.75% Sr. Sec. Nts.,
10/15/21[3]	95,000	99,750
		648,962

13      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Textiles, Apparel & Luxury Goods—0.7%
Quiksilver, Inc./QS Wholesale, Inc.:
7.875% Sr. Sec. Nts., 8/1/18[3]	$45,000	$49,050
10.00% Sr. Unsec. Nts., 8/1/20	79,000	90,060
SIWF Merger Sub, Inc., 6.25% Sr. Sec. Nts., 6/1/21[3]	105,000	106,313
		245,423

Consumer Staples—2.4%
Food & Staples Retailing—0.4%
BI-LO LLC/BI-LO Finance Corp., 8.625% Sr. Unsec. Nts., 9/15/18[3,4]	125,000	127,813

Food Products—1.6%
American Seafoods Group LLC/American Seafoods Finance, Inc.,
10.75% Sr. Sub. Nts., 5/15/16[3]	90,000	93,037
Big Heart Pet Brands, 7.625% Sr. Unsec. Nts., 2/15/19	65,000	67,762
Chiquita Brands International, Inc./Chiquita Brands LLC, 7.875% Sr. Sec. Nts., 2/1/21	127,000	139,383
Marfrig Holding Europe BV, 11.25% Sr. Unsec. Nts., 9/20/21[3]	95,000	110,438
Marfrig Overseas Ltd., 9.50% Sr. Unsec. Nts., 5/4/20[3]	85,000	92,310
Post Holdings, Inc., 7.375% Sr. Unsec. Nts., 2/15/22	55,000	59,812
		562,742

Tobacco—0.4%
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	140,000	149,800

Energy—16.1%
Energy Equipment & Services—2.1%
Eletson Holdings, 9.625% Sr. Sec. Nts., 1/15/22[3]	40,000	42,800
Exterran Partners LP/EXLP Finance Corp., 6% Sr. Unsec. Nts., 4/1/21	50,000	51,000
Forbes Energy Services Ltd., 9% Sr. Unsec. Nts., 6/15/19	16,000	16,600
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	145,000	151,525
McDermott International, Inc., 8% Sec. Nts., 5/1/21[3]	60,000	61,200
North Atlantic Drilling Ltd., 6.25% Sr. Unsec. Nts., 2/1/19[3]	55,000	55,000
Offshore Group Investment Ltd., 7.50% Sr. Sec. Nts., 11/1/19	95,000	100,225
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	45,000	48,375
QGOG Constellation SA, 6.25% Sr. Unsec. Nts., 11/9/19[3]	185,000	188,237
		714,962

Oil, Gas & Consumable Fuels—14.0%
Access Midstream Partners LP/ACMP Finance Corp.:
4.875% Sr. Unsec. Nts., 3/15/24	30,000	31,463
6.125% Sr. Unsec. Nts., 7/15/22	65,000	71,175
Afren plc, 6.625% Sr. Sec. Nts., 12/9/20[3]	190,000	194,180
Alliance Oil Co. Ltd., 7% Sr. Unsec. Nts., 5/4/20[3]	85,000	79,262
Antero Resources Finance Corp., 6% Sr. Unsec. Nts., 12/1/20	65,000	69,794
Arch Coal, Inc., 8% Sec. Nts., 1/15/19[3]	70,000	68,950
Athlon Holdings LP/Athlon Finance Corp., 6% Sr. Unsec. Nts., 5/1/22[3]	30,000	30,750
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.:
5.875% Sr. Unsec. Nts., 8/1/2[3]	55,000	55,825
6.625% Sr. Unsec. Nts., 10/1/20	95,000	101,175
Baytex Energy Corp., 5.125% Sr. Unsec. Nts., 6/1/21[2,3]	30,000	30,413
Bill Barrett Corp., 7.625% Sr. Unsec. Nts., 10/1/19	140,000	151,900

14      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
BreitBurn Energy Partners LP/BreitBurn Finance Corp., 8.625% Sr. Unsec. Nts., 10/15/20	$105,000	$115,237
Chaparral Energy, Inc., 7.625% Sr. Unsec. Nts., 11/15/22	65,000	69,550
Chesapeake Energy Corp.:
4.875% Sr. Unsec. Nts., 4/15/22	30,000	31,125
5.75% Sr. Unsec. Nts., 3/15/23	95,000	106,400
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
6.375% Sr. Unsec. Nts., 3/15/24	60,000	63,300
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00% Sr. Unsec. Nts., 12/15/20	25,000	26,188
6.125% Sr. Unsec. Nts., 3/1/22[3]	85,000	89,463
Denbury Resources, Inc., 4.625% Sr. Sub. Nts., 7/15/23	60,000	58,050
Energy Transfer Equity LP, 5.875% Sr. Sec. Nts., 1/15/24[3]	50,000	52,000
Energy XXI Gulf Coast, Inc., 6.875% Sr. Unsec. Nts., 3/15/24[3]	20,000	20,200
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	90,000	101,362
EXCO Resources, Inc., 7.50% Sr. Unsec. Nts., 9/15/18	70,000	71,575
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	50,000	52,000
Halcon Resources Corp.:
8.875% Sr. Unsec. Nts., 5/15/21	130,000	139,100
9.75% Sr. Unsec. Nts., 7/15/20	40,000	44,000
Hiland Partners LP/Hiland Partners Finance Corp., 7.25% Sr. Unsec. Nts., 10/1/20[3]	65,000	71,337
Kodiak Oil & Gas Corp., 5.50% Sr. Unsec. Nts., 1/15/21	100,000	103,750
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	70,000	72,100
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[5]	50,000	53,125
Lightstream Resources Ltd., 8.625% Sr. Unsec. Nts., 2/1/20[3]	55,000	57,475
Linn Energy LLC/Linn Energy Finance Corp.:
7.75% Sr. Unsec. Nts., 2/1/21	135,000	146,306
8.625% Sr. Unsec. Nts., 4/15/20	50,000	54,437
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.50% Sr. Unsec. Nts., 7/15/23	30,000	29,625
MEG Energy Corp., 6.50% Sr. Unsec. Nts., 3/15/21[3]	205,000	218,069
Memorial Production Partners LP/Memorial Production Finance Corp., 7.625% Sr. Unsec. Nts., 5/1/21	100,000	104,000
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25% Sr. Unsec. Nts., 6/1/21	100,000	108,000
Murray Energy Corp., 9.50% Sr. Sec. Nts., 12/5/20[3]	85,000	95,625
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc.,
8.125% Sr. Sec. Nts., 11/15/21[3]	100,000	105,250
Oasis Petroleum, Inc., 6.875% Sr. Unsec. Nts., 1/15/23	90,000	98,325
Pacific Rubiales Energy Corp., 5.125% Sr. Unsec. Nts., 3/28/23[3]	235,000	232,650
Parsley Energy LLC/Parsley Finance Corp., 7.50% Sr. Unsec. Nts., 2/15/22[3]	65,000	69,063
Peabody Energy Corp., 6.25% Sr. Unsec. Nts., 11/15/21	105,000	105,525
Penn Virginia Corp., 8.50% Sr. Unsec. Nts., 5/1/20	60,000	66,975
Quicksilver Resources, Inc., 7% Sec. Nts., 6/21/19[1,3]	105,000	103,425

15      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS     Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Range Resources Corp.:
5.00% Sr. Sub. Nts., 8/15/22	$5,000	$5,275
5.00% Sr. Sub. Nts., 3/15/23	15,000	15,825
Rentech Nitrogen Partners LP/Rentech Nitrogen Finance Corp., 6.50% Sec. Nts., 4/15/21[3]	155,000	155,775
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22[3]	45,000	45,450
Rosetta Resources, Inc., 5.625% Sr. Unsec. Nts., 5/1/21	70,000	72,275
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	44,000	46,310
Samson Investment Co., 10.75% Sr. Unsec. Nts., 2/15/20[3]	145,000	152,250
Sanchez Energy Corp., 7.75% Sr. Unsec. Nts., 6/15/21[3]	50,000	53,750
SandRidge Energy, Inc.:
7.50% Sr. Unsec. Nts., 2/15/23	50,000	53,500
7.51% Sr. Unsec. Nts., 3/15/21	137,000	146,590
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23	135,000	147,150
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875% Sr. Unsec. Nts., 10/1/20	50,000	52,500
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21	40,000	43,300

		4,809,449

Financials—11.0%
Capital Markets—2.5%
Axalta Coating Systems Dutch Holding BV, 7.375% Sr. Unsec. Nts., 5/1/21[3]	150,000	165,000
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
5.625% Sr. Unsec. Nts., 10/15/21[3]	40,000	42,375
MPH Acquisition Holdings LLC, 6.625% Sr. Unsec. Nts., 4/1/22[3]	145,000	150,800
Nationstar Mortgage LLC/Nationstar Capital Corp., 7.875% Sr. Unsec. Nts., 10/1/20	85,000	86,275
Prospect Medical Holdings, Inc., 8.375% Sr. Sec. Nts., 5/1/19[3]	180,000	197,550
Signode Industrial Group Lux SA/Signode Industrial Group US, Inc.,
6.375% Sr. Unsec. Nts., 5/1/22[3]	40,000	40,500
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	40,000	43,900
Walter Investment Management Corp., 7.875% Sr. Unsec. Nts., 12/15/21[3]	110,000	111,513

		837,913

Commercial Banks—3.0%
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	200,000	202,750
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	150,000	155,437
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[3]	215,000	213,167
Finansbank AS/Turkey, 6.25% Sr. Unsec. Nts., 4/30/19[3]	65,000	67,061
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]	220,000	228,800
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22[3]	45,000	47,588
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[3]	130,000	124,962

		1,039,765

Consumer Finance—1.6%
Ally Financial, Inc., 7.50% Sr. Unsec. Nts., 9/15/20	130,000	155,512
Cash America International, Inc., 5.75% Sr. Unsec. Nts., 5/15/18	30,000	30,900
Enova International, Inc., 9.75% Sr. Nts., 6/1/21[3]	75,000	74,156

16      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Consumer Finance (Continued)
SLM Corp., 6.125% Sr. Unsec. Nts., 3/25/24	$100,000	$100,750
Speedy Cash Intermediate Holdings Corp., 10.75% Sec. Nts., 5/15/18[3]	50,000	50,813
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[3]	120,000	128,100
		540,231

Diversified Financial Services—2.1%
Banco BTG Pactual SA (Cayman Islands), 5.75% Sub. Nts., 9/28/22[3]	205,000	199,875
Chinos Intermediate Holdings A, Inc., 7.75% Sr. Unsec. Nts., 5/1/19[3,4]	100,000	103,250
Columbus International, Inc., 7.375% Sr. Unsec. Nts., 3/30/21[3]	190,000	201,875
First Data Holdings, Inc., 14.50% Sr. Unsec. Nts., 9/24/19[3,4]	41,917	42,336
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[3]	145,000	152,975
Opal Acquisition, Inc., 8.875% Sr. Unsec. Nts., 12/15/21[3]	25,000	26,344
		726,655

Insurance—0.7%
Hockey Merger Sub 2, Inc., 7.875% Sr. Unsec. Nts., 10/1/21[3]	130,000	140,075
National Financial Partners Corp., 9% Sr. Unsec. Nts., 7/15/21[3]	80,000	87,800
		227,875

Real Estate Investment Trusts (REITs)—0.2%
iStar Financial, Inc., 4.875% Sr. Unsec. Nts., 7/1/18	65,000	66,788

Real Estate Management & Development—0.8%
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[3]	90,000	91,575
Jafz Sukuk Ltd., 7% Sr. Unsec. Nts., 6/19/19	170,000	196,350
		287,925

Thrifts & Mortgage Finance—0.1%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 6.875% Sr. Unsec. Nts., 4/15/22[3]	40,000	40,500

Health Care—5.2%
Biotechnology—0.2%
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20	55,000	58,162

Health Care Equipment & Supplies—0.4%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[3]	145,000	144,094

Health Care Providers & Services—4.1%
CHS/Community Health Systems, Inc., 7.125% Sr. Unsec. Nts., 7/15/20	140,000	152,075
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21[3]	70,000	71,050
DaVita HealthCare Partners, Inc., 5.75% Sr. Unsec. Nts., 8/15/22	145,000	155,875
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20	160,000	171,200
Gentiva Health Services, Inc., 11.50% Sr. Unsec. Nts., 9/1/18	95,000	102,125
HCA, Inc., 7.50% Sr. Unsec. Nts., 2/15/22	135,000	155,925
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19	145,000	154,969
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22[3]	55,000	56,169
LifePoint Hospitals, Inc., 5.50% Sr. Unsec. Nts., 12/1/21[3]	100,000	105,000

17      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Health Care Providers & Services (Continued)
Select Medical Corp.:
6.375% Sr. Unsec. Nts., 6/1/21	$145,000	$151,887
6.375% Sr. Unsec. Nts., 6/1/21[3]	30,000	31,425
Tenet Healthcare Corp., 6% Sr. Sec. Nts., 10/1/20	90,000	96,975
		1,404,675

Pharmaceuticals—0.5%
JLL/Delta Dutch Newco BV, 7.50% Sr. Unsec. Nts., 2/1/22[3]	45,000	46,294
Salix Pharmaceuticals Ltd., 6% Sr. Unsec. Nts., 1/15/21[3]	105,000	112,875
		159,169

Industrials—14.4%
Aerospace & Defense—3.5%
B/E Aerospace, Inc., 6.875% Sr. Unsec. Nts., 10/1/20	45,000	49,162
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[3]	240,000	247,200
Erickson, Inc., 8.25% Sec. Nts., 5/1/20[3]	145,000	148,625
GenCorp, Inc., 7.125% Sec. Nts., 3/15/21	155,000	169,338
Huntington Ingalls Industries, Inc., 7.125% Sr. Unsec. Unsub. Nts., 3/15/21	125,000	137,188
Kratos Defense & Security Solutions, Inc., 7% Sr. Sec. Nts., 5/15/19[3]	75,000	76,969
Spirit AeroSystems, Inc., 5.25% Sr. Unsec. Nts., 3/15/22[3]	85,000	86,700
TransDigm, Inc.:
6.00% Sr. Sub. Nts., 7/15/22[2,3]	75,000	75,656
7.75% Sr. Sub. Nts., 12/15/18	90,000	96,862
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22[2,3]	105,000	106,181
		1,193,881

Air Freight & Couriers—0.8%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[3]	270,000	276,075

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[3]	85,000	92,119

Building Products—1.0%
CPG Merger Sub LLC, 8% Sr. Unsec. Nts., 10/1/21[3]	95,000	100,938
Nortek, Inc., 8.50% Sr. Unsec. Nts., 4/15/21	135,000	149,512
Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10% Sr. Unsec. Nts., 6/1/20[3]	85,000	91,588
		342,038

Commercial Services & Supplies—2.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18	105,000	96,600
Brand Energy & Infrastructure Services, Inc., 8.50% Sr. Unsec. Nts., 12/1/21[3]	90,000	95,625
Cenveo Corp., 8.875% Sec. Nts., 2/1/18	150,000	154,500
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[3]	95,000	102,244
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	135,000	155,587
Tervita Corp., 8% Sr. Sec. Nts., 11/15/18[3]	240,000	247,800
		852,356

Construction & Engineering—1.0%
Andrade Gutierrez International SA, 4% Sr. Unsec. Nts., 4/30/18[3]	200,000	202,000

18      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Construction & Engineering (Continued)
Empresas ICA SAB de CV, 8.875% Sr. Unsec. Nts., 5/29/24[3]	$50,000	$49,750
OAS Investments GmbH, 8.25% Sr. Nts., 10/19/19[3]	100,000	104,250
		356,000

Electrical Equipment—0.3%
General Cable Corp., 6.50% Sr. Unsec. Nts., 10/1/22[3]	100,000	101,125

Machinery—2.3%
Actuant Corp., 5.625% Sr. Unsec. Nts., 6/15/22	80,000	84,400
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[3]	85,000	85,531
Cleaver-Brooks, Inc., 8.75% Sr. Sec. Nts., 12/15/19[3]	100,000	111,750
Manitowoc Co., Inc. (The), 8.50% Sr. Unsec. Nts., 11/1/20	130,000	145,600
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	135,000	138,037
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	75,000	78,094
Terex Corp., 6% Sr. Unsec. Nts., 5/15/21	140,000	150,150
		793,562

Marine—0.3%
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[3]	55,000	57,337
Navios Maritime Holdings, Inc./Navios Maritime Finance II US, Inc., 7.375% Sr. Nts., 1/15/22[3]	55,000	56,169
		113,506

Professional Services—0.4%
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	145,000	149,350

Road & Rail—0.6%
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18[5]	65,000	69,713
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	180,000	144,900
		214,613

Trading Companies & Distributors—1.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.50% Sr. Unsec. Nts., 5/15/21[3]	65,000	65,569
Fly Leasing Ltd., 6.75% Sr. Unsec. Nts., 12/15/20	180,000	189,900
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20[3]	140,000	152,600
Jurassic Holdings III, Inc., 6.875% Sec. Nts., 2/15/21[3]	50,000	51,375
		459,444

Information Technology—5.8%
Communications Equipment—1.5%
Alcatel-Lucent USA, Inc., 6.75% Sr. Unsec. Nts., 11/15/20[3]	240,000	256,200
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[3]	125,000	124,375
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	125,000	135,703
		516,278

Electronic Equipment, Instruments, & Components—0.4%
Anixter, Inc., 5.625% Sr. Unsec. Nts., 5/1/19	65,000	69,550
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[3]	55,000	55,963
		125,513

19      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Internet Software & Services—0.5%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	$150,000	$157,688

IT Services—1.2%
Ceridian LLC/Comdata, Inc., 8.125% Sr. Unsec. Nts., 11/15/17[2,3]	25,000	25,312
First Data Corp., 8.25% Sec. Nts., 1/15/21[3]	125,000	136,250
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[3]	160,000	166,600
iPayment, Inc., 10.25% Sr. Unsec. Nts., 5/15/18	125,000	94,375
		422,537

Semiconductors & Semiconductor Equipment—0.8%
Freescale Semiconductor, Inc.:
6.00% Sr. Sec. Nts., 1/15/22[3]	130,000	139,100
10.75% Sr. Unsec. Nts., 8/1/20	85,000	97,006
Micron Technology, Inc., 5.875% Sr. Unsec. Nts., 2/15/22[3]	20,000	21,400
		257,506

Software—0.9%
Blackboard, Inc., 7.75% Sr. Unsec. Nts., 11/15/19[3]	120,000	126,600
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[3]	130,000	137,475
Interactive Data Corp., 5.875% Sr. Unsec. Nts., 4/15/19[3]	60,000	60,675
		324,750

Technology Hardware, Storage & Peripherals—0.5%
Denali Borrower LLC/Denali Finance Corp., 5.625% Sr. Sec. Nts., 10/15/20[3]	165,000	172,631

Materials—7.3%
Chemicals—0.6%
INEOS Group Holdings SA, 6.125% Sr. Unsec. Nts., 8/15/18[3]	200,000	207,750

Construction Materials—0.7%
Cemex Finance LLC:
6.00% Sr. Sec. Nts., 4/1/24[3]	135,000	138,881
9.375% Sr. Sec. Nts., 10/12/22[3]	80,000	94,400
		233,281

Containers & Packaging—1.6%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.75% Sr. Unsec. Nts., 1/31/21[3]	50,000	52,250
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., 7% Sr. Unsec. Nts., 11/15/20[3]	16,765	17,519
Berry Plastics Corp., 5.50% Sec. Nts., 5/15/22	30,000	30,113
Consolidated Container Co. LLC/Consolidated Container Capital, Inc., 10.125% Sr. Unsec. Nts., 7/15/20[3]	45,000	46,237
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23	20,000	19,550
Graphic Packaging International, Inc., 4.75% Sr. Unsec. Nts., 4/15/21	50,000	50,438
Polymer Group, Inc., 7.75% Sr. Sec. Nts., 2/1/19	45,000	48,094
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.75% Sr. Sec. Nts., 10/15/20	25,000	26,125
9.00% Sr. Unsec. Nts., 4/15/19	95,000	101,175

20      OPPENHEIMER GLOBAL HIGH YIELD FUND

	Principal Amount	Value
Containers & Packaging (Continued)
Sealed Air Corp., 6.50% Sr. Unsec. Nts., 12/1/20[3]	$135,000	$151,200
		542,701

Metals & Mining—2.6%
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20	95,000	95,950
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[3]	30,000	33,450
ArcelorMittal, 6% Sr. Unsec. Nts., 3/1/21	95,000	102,600
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[3]	25,000	25,813
FMG Resources August 2006 Pty Ltd., 6.875% Sr. Unsec. Nts., 4/1/22[3]	95,000	100,581
JMC Steel Group, Inc., 8.25% Sr. Nts., 3/15/18[3]	90,000	92,700
Metalloinvest Finance Ltd., 5.625% Unsec. Nts., 4/17/20[3]	60,000	57,600
Novelis, Inc., 8.75% Sr. Unsec. Nts., 12/15/20	85,000	94,881
Polyus Gold International Ltd., 5.625% Sr. Unsec. Nts., 4/29/20[3]	65,000	63,359
Severstal OAO Via Steel Capital S.A., 5.90% Sr. Unsec. Nts., 10/17/22[3]	35,000	34,300
Thompson Creek Metals Co., Inc., 7.375% Sr. Unsec. Nts., 6/1/18	55,000	53,762
Walter Energy, Inc., 9.50% Sr. Sec. Nts., 10/15/19[3]	95,000	96,544
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[3]	30,000	32,100
		883,640

Paper & Forest Products—1.8%
Fibria Overseas Finance Ltd., 5.25% Sr. Unsec. Nts., 5/12/24	175,000	176,785
Sappi Papier Holding GmbH, 6.625% Sr. Sec. Nts., 4/15/21[3]	230,000	242,650
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[3]	190,000	199,500
		618,935

Telecommunication Services—5.9%
Diversified Telecommunication Services—3.6%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[3]	265,000	282,225
Colombia Telecomunicaciones SA ESP, 5.375% Sr. Unsec. Nts., 9/27/22[3]	200,000	199,500
Frontier Communications Corp.:
7.125% Sr. Unsec. Nts., 1/15/23	85,000	88,400
7.625% Sr. Unsec. Nts., 4/15/24	40,000	41,800
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	205,000	218,069
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	145,000	157,325
Windstream Corp.:
6.375% Sr. Unsec. Nts., 8/1/23	60,000	59,850
7.75% Sr. Unsec. Nts., 10/15/20	100,000	109,000
7.75% Sr. Unsec. Nts., 10/1/21	65,000	70,850
		1,227,019

Wireless Telecommunication Services—2.3%
Digicel Group Ltd., 7.125% Sr. Unsec. Nts., 4/1/22[3]	225,000	232,312
Millicom International Cellular SA, 6.625% Sr. Unsec. Nts., 10/15/21[3]	195,000	208,406
Mobile Telesystems OJSC via MTS International Funding Ltd., 5% Sr. Unsec. Nts., 5/30/23[3]	100,000	96,750
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[3]	120,000	125,026

21      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value
Wireless Telecommunication Services (Continued)
Sprint Corp., 7.25% Sr. Unsec. Nts., 9/15/21[3]	$125,000	$138,906
		801,400
Utilities—2.5%
Gas Utilities—0.4%
AmeriGas Finance LLC/AmeriGas Finance Corp., 7% Sr. Unsec. Nts., 5/20/22	5,000	5,550
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21	145,000	152,250
		157,800
Independent Power and Renewable Electricity Producers—1.9%
AES Corp., 7.375% Sr. Unsec. Nts., 7/1/21	85,000	98,175
Atlantic Power Corp., 9% Sr. Unsec. Nts., 11/15/18	50,000	53,250
Calpine Corp., 7.875% Sr. Sec. Nts., 1/15/23[3]	135,000	152,212
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18	60,000	65,400
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28	53,586	60,586
NRG Energy, Inc.:
6.25% Sr. Unsec. Nts., 7/15/22[3]	55,000	58,438
6.625% Sr. Unsec. Nts., 3/15/23	145,000	155,512
		643,573
Multi-Utilities—0.2%
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[3]	55,000	57,750
Total Corporate Bonds and Notes (Cost $29,011,005)		29,726,451
	Shares
Preferred Stock—0.4%
Ally Financial, Inc., 7% Cum., Series G, Non-Vtg.[3] (Cost $125,185)	126	127,701
Total Investments, at Value (Cost $32,271,400)	96.4%	33,010,057
Assets in Excess of Other Liabilities	3.6	1,232,733
Net Assets	100.0%	$34,242,790

Footnotes to Statement of Investments

*May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.
2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after May 30, 2014. See Note 1 of the accompanying Notes.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $16,378,870 or 47.83% of the Fund’s net assets as of May 30, 2014.
4. Interest or dividend is paid-in-kind, when applicable.

22      OPPENHEIMER GLOBAL HIGH YIELD FUND

Footnotes to Statement of Investments (Continued)

5. Restricted security. The aggregate value of restricted securities as of May 30, 2014 was $267,738, which represents 0.78% of the Fund’s net assets. See Note 7 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Kenan Advantage Group, Inc. (The), 8.375% Sr. Unsec. Nts., 12/15/18	12/12/13	$67,793	$69,713	$1,920
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	4/17/14	53,332	53,125	(207)
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15	2/28/14-5/14/14	143,277	144,900	1,623

		$264,402	$267,738	$3,336

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$24,947,904	75.6%
Brazil	1,273,395	3.9
Colombia	843,306	2.5
Canada	794,000	2.4
United Kingdom	633,075	1.9
Russia	489,747	1.5
Netherlands	453,231	1.4
Chile	414,852	1.2
Luxembourg	338,188	1.0
India	323,681	1.0
Mexico	283,031	0.9
South Africa	242,650	0.7
Ireland	242,150	0.7
Jamaica	232,313	0.7
Barbados	201,875	0.6
United Arab Emirates	196,350	0.6
Nigeria	194,180	0.6
Turkey	192,023	0.6
France	145,425	0.4
Israel	138,125	0.4
Australia	100,581	0.3
Greece	100,138	0.3
China	91,575	0.3
Norway	55,000	0.2
Belgium	53,125	0.2
Germany	30,137	0.1

Total	$33,010,057	100.0%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES May 30, 2014[1]

Assets
Investments, at value (cost $32,271,400)—see accompanying statement of investments	$33,010,057
Cash	1,565,541
Receivables and other assets:
Investments sold (including $160,413 purchased on a when-issued or delayed delivery basis)	1,085,722
Interest	484,746
Shares of beneficial interest sold	223,949
Expense waivers/reimbursements due from manager	802
Other	7,145
Total assets	36,377,962
Liabilities
Payables and other liabilities:
Investments purchased (including $462,081 purchased on a when-issued or delayed delivery basis)	1,644,870
Shares of beneficial interest redeemed	325,911
Dividends	109,682
Distribution and service plan fees	7,275
Shareholder communications	2,282
Trustees’ compensation	1,857
Other	43,295
Total liabilities	2,135,172
Net Assets	$34,242,790

Composition of Net Assets
Par value of shares of beneficial interest	$3,341
Additional paid-in capital	33,544,571
Accumulated net investment income	2,838
Accumulated net realized loss on investments	(46,617)
Net unrealized appreciation on investments	738,657
Net Assets	$34,242,790

1. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

24      OPPENHEIMER GLOBAL HIGH YIELD FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $31,950,103 and 3,117,720 shares of beneficial interest outstanding)	$10.25
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.76
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,575,693 and 153,796 shares of beneficial interest outstanding)	$10.25
Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,248 and 1,000 shares of beneficial interest outstanding)	$10.25
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $115,585 and 11,277 shares of beneficial interest outstanding)	$10.25
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $591,161 and 57,685 shares of beneficial interest outstanding)	$10.25

See accompanying Notes to Financial Statements.

25      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF OPERATIONS    For the Period Ended May 30, 20141,2

Investment Income
Interest	$904,708
Dividends	2,131

Total investment income	906,839
Expenses
Management fees	117,274
Distribution and service plan fees:
Class A	8,390
Class C	3,027
Class N	114
Transfer and shareholder servicing agent fees:
Class A	33,398
Class C	667
Class I	2
Class N	58
Class Y	266
Shareholder communications:
Class A	7,441
Class C	2,943
Class Y	210
Legal, auditing and other professional fees	48,671
Custodian fees and expenses	8,883
Trustees’ compensation	4,234
Other	2,908

Total expenses	238,486
Less waivers and reimbursements of expenses	(56,879)

Net expenses	181,607
Net Investment Income	725,232
Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments	(41,394)
Swap contracts	(5,699)

Net realized loss	(47,093)
Net change in unrealized appreciation/depreciation on investments	738,657
Net Increase in Net Assets Resulting from Operations	$1,416,796

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

26      OPPENHEIMER GLOBAL HIGH YIELD FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended May 30, 2014[1,2]
Operations
Net investment income	$725,232
Net realized loss	(47,093)
Net change in unrealized appreciation/depreciation	738,657

Net increase in net assets resulting from operations	1,416,796
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(710,063)
Class C	(12,883)
Class I	(280)
Class N	(1,217)
Class Y	(6,413)

(730,856)
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	31,221,087
Class C	1,554,673
Class N	104,469
Class Y	576,621

33,456,850
Net Assets
Total increase	34,142,790
Beginning of period	100,000 [3]

End of period (including accumulated net investment income of $2,838)	$34,242,790

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s reporting period. See Note 1 of the accompanying Notes.

3. Reflects the value of the Manager’s initial seed money invested on September 15, 2011.

See accompanying Notes to Financial Statements.

27      OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

Class A	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.26
Net realized and unrealized gain	0.25
Total from investment operations	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[4]	5.17%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,950
Average net assets (in thousands)	$27,035
Ratios to average net assets:[5]
Net investment income	4.64%
Total expenses	1.49%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.15%
Portfolio turnover rate	103%

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s 2014 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

28      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class C	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.24
Net realized and unrealized gain	0.24
Total from investment operations	0.48
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.23)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[4]	4.84%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,576
Average net assets (in thousands)	$543
Ratios to average net assets:[5]
Net investment income	4.22%
Total expenses	3.42%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%
Portfolio turnover rate	103%

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s 2014 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

29      OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.28
Net realized and unrealized gain	0.25
Total from investment operations	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[4]	5.36%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10
Average net assets (in thousands)	$10
Ratios to average net assets:[5]
Net investment income	4.89%
Total expenses	1.16%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%
Portfolio turnover rate	103%

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s 2014 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

30      OPPENHEIMER GLOBAL HIGH YIELD FUND

Class N	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.26
Net realized and unrealized gain	0.24
Total from investment operations	0.50
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.25)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[4]	5.04%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$116
Average net assets (in thousands)	$47
Ratios to average net assets:[5]
Net investment income	4.60%
Total expenses	1.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.40%
Portfolio turnover rate	103%

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s 2014 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

31      OPPENHEIMER GLOBAL HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Period Ended May 30, 2014[1,2]
Per Share Operating Data
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.29
Net realized and unrealized gain	0.24
Total from investment operations	0.53
Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.28)
Net asset value, end of period	$10.25

Total Return, at Net Asset Value[4]	5.35%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$591
Average net assets (in thousands)	$219
Ratios to average net assets:[5]
Net investment income	5.20%
Total expenses	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%
Portfolio turnover rate	103%

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. May 30, 2014 represents the last business day of the Fund’s 2014 reporting period. See Note 1 of the accompanying Notes.

3. Per share amounts calculated based on the average shares outstanding during the period.
4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
5. Annualized for periods less than one full year.

See accompanying Notes to Financial Statements.

32      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS May 30, 2014

1. Significant Accounting Policies

Oppenheimer Global High Yield Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Fund commenced operations on November 8, 2013. As of May 30, 2014, approximately 75% of the Fund’s total shares outstanding were owned by the Manager and its affiliates.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. As of July 1, 2014, Class N shares will be renamed Class R shares. Class N shares subject to a CDSC on July 1, 2014, will continue to be subject to a CDSC after the shares are renamed. Purchases of Class R shares occurring on or after July 1, 2014, will not be subject to a CDSC upon redemption. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially

33      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of May 30, 2014, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$462,081
Sold securities	160,413

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$—	$21,353	$713,393

1. As of May 30, 2014, the Fund had $21,353 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

34      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Significant Accounting Policies (Continued)

Expiring
No expiration	$21,353

Total	$21,353

2. During the fiscal year ended May 30, 2014, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for May 30, 2014. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Reduction to Accumulated Net Investment Loss	Reduction to Accumulated Net Realized Loss on Investments
$8,938	$8,462	$476

The tax character of distributions paid during the period ended May 31, 2014 was as follows:

Period Ended May 31, 2014
Distributions paid from:
Ordinary income	$730,856

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 30, 2014 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$32,296,664

Gross unrealized appreciation	$778,794
Gross unrealized depreciation	(65,401)

Net unrealized appreciation	$713,393

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a

35      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

1. Significant Accounting Policies (Continued)

Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported

36      OPPENHEIMER GLOBAL HIGH YIELD FUND

1. Significant Accounting Policies (Continued)

amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and

37      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Securities Valuation (Continued)

“asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior

38      OPPENHEIMER GLOBAL HIGH YIELD FUND

2. Securities Valuation (Continued)

day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 30, 2014 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$3,155,905	$—	$3,155,905
Corporate Bonds and Notes	—	29,726,451	—	29,726,451
Preferred Stock	—	127,701	—	127,701
Total Assets	$—	$33,010,057	$—	$33,010,057

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

39      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Period Ended May 30, 2014[1,2]
	Shares	Amount
Class A
Sold	3,295,607	$33,102,284
Dividends and/or distributions reinvested	5,170	52,803
Redeemed	(189,057)	(1,934,000)

Net increase	3,111,720	$31,221,087

Class C
Sold	152,574	$1,552,390
Dividends and/or distributions reinvested	1,208	12,328
Redeemed	(986)	(10,045)

Net increase	152,796	$1,554,673

Class I
Sold	—	$—
Dividends and/or distributions reinvested	—	—
Redeemed	—	—

Net increase	—	$—

Class N
Sold	10,182	$103,501
Dividends and/or distributions reinvested	95	968
Redeemed	—	—

Net increase	10,277	$104,469

Class Y
Sold	61,126	$622,167
Dividends and/or distributions reinvested	601	6,134
Redeemed	(5,042)	(51,680)

Net increase	56,685	$576,621

1. For the period from November 8, 2013 (commencement of operations) to May 30, 2014.

2. The Fund sold 6,000 shares of Class A at a value of $60,000 and 1,000 shares each of Class C, Class I, Class N and Class Y at a value of $10,000, respectively, to the Manager upon seeding of the Fund on September 15, 2011. These amounts are not reflected in the table above.

40      OPPENHEIMER GLOBAL HIGH YIELD FUND

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities for the period ended May 30, 2014 were as follows:

	Purchases	Sales
Investment securities	$60,210,796	$27,882,613

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $3 billion	0.65
Over $4 billion	0.60

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred by the Fund with respect to these services are detailed in the Statement of Operations.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Offering and Organizational Costs. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

41      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Fees and Other Transactions with Affiliates (Continued)

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2014 were as follows:

Class C	$2,113
Class N	26

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Period Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor
May 30, 2014	$4,558	$6	$65

42      OPPENHEIMER GLOBAL HIGH YIELD FUND

5. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive a portion of its management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” (excluding any applicable dividend expense, taxes, interest and fees from borrowing, any subsidiary expenses, Acquired Fund Fees and Expenses, brokerage commissions, extraordinary expenses and certain other Fund expenses) will not exceed 1.15% of average annual net assets for Class A shares, 1.85% for Class C shares, 0.80% for Class I, 1.40% for Class N shares and 0.85% for Class Y shares. During the period ended May 30, 2014, the Manager reimbursed the Fund $50,957, $4,826, $21, $124 and $951 for Class A, Class C, Class I, Class N and Class Y shares, respectively.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

43      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The

44      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

45      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For the period ended May 30, 2014, the Fund had ending monthly average notional amounts of $0 and $0 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

46      OPPENHEIMER GLOBAL HIGH YIELD FUND

6. Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Total
Credit contracts	$ 5,699	$ 5,699

7. Restricted Securities

As of May 30, 2014, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

8. Pending Litigation

Since 2009, seven class action lawsuits have been pending in the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “Defendant Funds”). The lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. On March 5, 2014, the parties in six of these lawsuits executed stipulations and agreements of settlement resolving those actions. The settlements are subject to a variety of contingencies, including approval by the court. The settlements do not resolve a seventh outstanding lawsuit relating to Oppenheimer Rochester California Municipal Fund.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits

47      OPPENHEIMER GLOBAL HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued

8. Pending Litigation (Continued)

allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

In May 2014, certain current and/or former participants in 529 plans managed by OFI Private Investments, Inc. (“OFIPI”), an affiliate of OFI, filed a lawsuit in New Mexico state court against OFI, OFIPI and the Distributor. Plaintiffs in this suit allege that they are assignees of indemnification claims The Education Trust Board of New Mexico, The Education Plan Trust of New Mexico, and the State of New Mexico (collectively, the “State”) have or may have against defendants for losses the State incurred in connection with a class action lawsuit plaintiffs previously brought against the State. On the basis of the alleged assignment of the State’s indemnification claims, plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

48      OPPENHEIMER GLOBAL HIGH YIELD FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Global High Yield Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Global High Yield Fund, including the statement of investments, as of May 30, 2014, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from November 8, 2013 (commencement of operations) to May 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 30, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global High Yield Fund as of May 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from November 8, 2013, (commencement of operations) to May 30, 2014, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

July 15, 2014

49      OPPENHEIMER GLOBAL HIGH YIELD FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2014, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2013.

Dividends, if any, paid by the Fund during the fiscal year ended May 30, 2014 which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 0.29% to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the fiscal year ended May 30, 2014 which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $2,132 of the Fund’s fiscal year taxable income may be eligible for the lower individual income tax rates. In early 2014, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended May 30, 2014, the maximum amount allowable but not less than $509,709 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

50      OPPENHEIMER GLOBAL HIGH YIELD FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

51      OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Funds, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Funds Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Sam Freedman, Chairman of the Board of Trustees (since 2013) and Trustee (since 2011) Year of Birth: 1940	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Sub-Adviser and with subsidiary or affiliated companies of the Sub-Adviser (until October 1994). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2011) Year of Birth: 1938	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000-June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2011) Year of Birth: 1942	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2011) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards

52      OPPENHEIMER GLOBAL HIGH YIELD FUND

Richard F. Grabish, Continued	Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2011) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth:1951	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2011) Year of Birth: 1944	Chairman of the Board (since 2012) and Director (since August 2005) of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (since August 2003); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones

53      OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

Robert J. Malone, Continued	Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991 and Trustee (1984-1999) of Young Presidents Organization. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2011) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996), MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and Treasurer of the SIS Fund (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 43 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Emeritus Trustee (since 2006), Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 39 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth:1945	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 39 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012,

54      OPPENHEIMER GLOBAL HIGH YIELD FUND

James D. Vaughn, Continued	during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER

Mr. Glavin is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as an officer and director of the Manager and a director of the Sub-Adviser, and as a shareholder of the Sub-Adviser’s parent company. Both as a Trustee and as an officer, he serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin’s address is 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2011) Year of Birth: 1958	Director, Chairman and Chief Executive Officer of the Manager (since January 2013); President of the Manager (January 2013-May 2013); Chairman of the Sub-Adviser (December 2009-December 2012); Chief Executive Officer (January 2009-December 2012) and Director of the Sub-Adviser (since January 2009); President of the Sub-Adviser (May 2009-December 2012); Management Director (since June 2009), President (since December 2009) and Chief Executive Officer (since January 2011) of Oppenheimer Acquisition Corp. (“OAC”) (the Sub-Adviser’s parent holding company); Director of Oppenheimer Real Asset Management, Inc. (since March 2010); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. An officer of 91 portfolios in the OppenheimerFunds complex.

55      OPPENHEIMER GLOBAL HIGH YIELD FUND

TRUSTEES AND OFFICERS Unaudited / Continued

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Memani, Brown, Lee, Gabinet, Mss. Zervos, Nasta and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Krishna Memani, Vice President (since 2013) Year of Birth: 1960	President of the Sub-Adviser (since January 2013); Executive Vice President of the Manager (since January 2014) and Chief Investment Officer of the OppenheimerFunds advisory entities (since January 2014). Chief Investment Officer, Fixed Income of the Sub-Adviser (January 2013-December 2013); Head of the Investment Grade Fixed Income Team of the Sub-Adviser (March 2009-January 2014); Director of Fixed Income of the Sub-Adviser (October 2010-December 2012); Senior Vice President of the Sub-Adviser (March 2009-December 2012) and Senior Vice President of OFI Global Institutional, Inc. (April 2009-December 2012). Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). A portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Sara J. Zervos, Ph.D., Vice President (since 2010) Year of Birth:1969	Senior Vice President of the Sub-Adviser (since January 2011); Head of the Global Debt Team (since October 2010) and the team’s Director of International Research. Ms. Zervos serves on the Board of the Emerging Market Trade Association (EMTA) (since January 2014) and is a member of the Federal Reserve Bank of New York Foreign Exchange Committee (since January 2014). Vice President of the Sub-Adviser (April 2008-December 2010). Portfolio manager with Sailfish Capital Management (May 2007-February 2008) and a portfolio manager for emerging market debt at Dillon Read Capital Management and OTA Asset Management (June 2004-April 2007). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Jack Brown, Vice President (since 2013) Year of Birth: 1973	Vice President of the Sub-Adviser (since May 2009) and was a senior analyst for the High Yield Corporate Debt team (from 2000-2012). He joined the Sub-Adviser (in 1995) and has held numerous positions including fixed income liaison, analyst and senior analyst. A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Young-Sup Lee, Vice President (since 2013) Year of Birth: 1964	Vice President and Senior Research Analyst of the Sub-Adviser (since April 2009) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Vice President and quantitative research analyst for the fixed income credit strategy team at Morgan Stanley (July 1996-July 2008). A portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Year of Birth: 1958	Executive Vice President, Secretary and General Counsel of the Manager (since January 2013); General Counsel OFI SteelPath, Inc. (since January 2013); Executive Vice President (May 2010-December 2012) and General Counsel (since January 2011) of the Sub-Adviser; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management

56      OPPENHEIMER GLOBAL HIGH YIELD FUND

Arthur S. Gabinet, Secretary and Chief Legal Officer (since	Corporation (January 2011-December 2012); Executive Vice President (January 2011-December 2012) and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Director of Oppenheimer Real Asset Management, Inc. (January 2011-December 2012) and General Counsel (since January 2011); Executive Vice President (January 2011-December 2011) and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Private Investments Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-December 2011); Executive Vice President (January 2011-December 2012) and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Sub-Adviser (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 91 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Year of Birth: 1973	Senior Vice President of OppenheimerFunds Distributor, Inc. (since January 2013); Senior Vice President of the Sub-Adviser (July 2010-December 2012); Vice President of the Sub-Adviser (January 2003-July 2010); Vice President of OppenheimerFunds Distributor, Inc. (January 2003-July 2010). An officer of 91 portfolios in the OppenheimerFunds complex.

Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 91 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2011) Year of Birth: 1959	Senior Vice President of the Manager (since January 2013); Treasurer of the Sub-Adviser, HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., and Oppenheimer Real Asset Management, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (November 2000-June 2008), and OppenheimerFunds Legacy Program (charitable trust program established by the Sub-Adviser) (June 2003-December 2011); Treasurer and Chief Financial Officer of OFI Trust Company (since May 2000); Assistant Treasurer of Oppenheimer Acquisition Corporation (March 1999-June 2008). An officer of 91 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

57      OPPENHEIMER GLOBAL HIGH YIELD FUND

OPPENHEIMER GLOBAL HIGH YIELD FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc. DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Counsel	K&L Gates LLP

© 2014 OppenheimerFunds, Inc. All rights reserved.

58      OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
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—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

59      OPPENHEIMER GLOBAL HIGH YIELD FUND

PRIVACY POLICY NOTICE    Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

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Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2013. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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63      OPPENHEIMER GLOBAL HIGH YIELD FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am–8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
225 Liberty Street, New York, NY 10281-1008
© 2014 OppenheimerFunds Distributor, Inc. All rights reserved.
RA1350.001.0514 July 25, 2014

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $28,200 in fiscal 2014 and no such fees in fiscal 2013.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,200 in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $871,571 in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, GIPS attestation procedures, internal audit training, surprise exams, system conversion testing, and corporate restructuring.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed $386,917 in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2014 and no such fees in fiscal 2013 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $1,265,688 in fiscal 2014 and no such fees in fiscal 2013 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/30/2014, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global High Yield Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 7/9/2014

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 7/9/2014